[ING Letterhead]                                                 EXHIBIT (h)(19)



DST Systems, Inc.
333 West 11th St.
5th Floor
Kansas City, Missouri 64105


                                            May 24, 2002

Ladies and Gentlemen:

           Pursuant to the Agency Agreement dated November 30, 2000, amended January 11, 2002 and amended and restated March 1, 2002 between the Funds (as defined in the Agreement), including Pilgrim Equity Trust (renamed ING Equity Trust as of March 1, 2002), and DST Systems, Inc. (the "Agreement"), we hereby notify you of our intention to retain you as Transfer Agent and Dividend Disbursing Agent to render such services to ING Principal Protection Fund IV, a newly established series of ING Equity Trust, upon all of the terms and conditions set forth in the Agreement. Upon your acceptance, the Agreement has been modified to give effect to the foregoing by adding "ING Principal Protection Fund IV" to Exhibit A of the Agreement. The Amended Exhibit A is attached hereto.

           Please signify your acceptance to act as Transfer Agent and Dividend Disbursing Agent under the Agreement with respect to ING Principal Protection Fund IV by signing below.

                                            Very sincerely,



                                            Robert S. Naka
                                            Senior Vice President
                                            ING Equity Trust

ACCEPTED AND AGREED TO:
DST Systems, Inc.


By:        _____________________________
Name:      _____________________________
Title:     _______________, Duly Authorized




                                   Tel: 480-477-3000            ING Equity Trust
7337 E. Doubletree Ranch Rd.       Fax: 480-477-2700
Scottsdale, AZ 85258-2034          www.ingfunds.com

                                     FORM OF
                                AMENDED EXHIBIT A
                               WITH RESPECT TO THE
                                AGENCY AGREEMENT

              DATED NOVEMBER 30, 2000, AMENDED JANUARY 11, 2002 AND
                       AMENDED AND RESTATED MARCH 1, 2002
                                     BETWEEN

                                    THE FUNDS
                                       AND
                                DST SYSTEMS, INC.

                          EFFECTIVE AS OF MAY 24, 2002

                                                                        State of        Taxpayer
Taxpayer/Fund Name                               Type of Organization   Organization    I.D. No.
------------------                               --------------------   ------------    --------
ING ADVISORY FUNDS, INC.                         Corporation            Maryland
ING Asia-Pacific Equity Fund                                                            95-4532342

ING EQUITY TRUST                                 Business Trust         Massachusetts   N/A
ING Principal Protection                                                                86-1033467
Fund
ING Principal Protection Fund II                                                        86-1039030
ING MidCap Value Fund                                                                   86-1048451
ING SmallCap Value Fund                                                                 86-1048453
ING MidCap Opportunities Fund                                                           06-1522344
ING Principal Protection Fund III                                                       86-1049217
ING Biotechnology Fund                                                                  86-1039031
ING Principal Protection Fund IV                                                        82-0540557

ING FINANCIAL SERVICES FUND, INC.                Corporation            Maryland        95-4020286

ING FUNDS TRUST                                  Business Trust         Delaware
ING European Equity Fund                                                                23-2978987
ING Global Communications Fund                                                          23-3029875
ING Global Technology Fund                                                              23-2978990
ING Intermediate Bond Fund                                                              52-2125227
ING Internet Fund                                                                       25-1839220
ING Classic Money Market Fund                                                           23-2978935
ING National Tax-Exempt Bond Fund                                                       23-2978941
ING Tax Efficient Equity Fund                                                           23-2978988
ING High Yield Bond Fund                                                                23-2978938

                                                                        State of        Taxpayer
Taxpayer/Fund Name                               Type of Organization   Organization    I.D. No.
------------------                               --------------------   ------------    --------
ING Global Real Estate Fund                                                             86-1028620

ING GNMA INCOME FUND, INC.                       Corporation            Maryland        22-2013958

ING GROWTH OPPORTUNITIES FUND                    Business Trust         Massachusetts   04-2886865

ING INTERNATIONAL FUND, INC.                     Corporation            Maryland        22-3278095

ING INVESTMENT FUNDS, INC.                       Corporation            Maryland
ING High Yield Fund                                                                     13-6066974
ING MagnaCap Fund                                                                       22-1891924

ING LARGE COMPANY VALUE FUND, INC.               Corporation            Maryland        22-1644924

ING LEXINGTON MONEY MARKET TRUST                 Business Trust         Massachusetts   13-6766350

ING Mayflower Trust                              Business Trust         Massachusetts   N/A
ING Growth + Value Fund                                                                 06-1465531
ING International Value Fund                                                            06-1472910
ING Research Enhanced Index Fund                                                        06-1533751

ING MUTUAL FUNDS                                 Business Trust         Delaware        N/A
ING Convertible Fund                                                                    33-0552461
ING Equity and Income Fund                                                              33-0552418
ING Emerging Countries Fund                                                             33-0635177
ING High Yield Opportunity Fund                                                         33-0715888
ING International Core Growth Fund                                                      33-0733548
ING International SmallCap Growth Fund                                                  33-0591838
ING LargeCap Growth Fund                                                                33-0733557
ING MidCap Growth Fund                                                                  33-0552429
ING Money Market Fund                                                                   86-0955273
ING SmallCap Growth Fund                                                                33-6135828
ING Strategic Income Fund                                                               33-6170208
ING Worldwide Growth Fund                                                               33-0552475

ING PRECIOUS METALS FUND, INC.                   Corporation            Maryland        13-2855309

ING Prime Rate Trust                             Business Trust         Massachusetts   95-6874587

                                                                        State of        Taxpayer
Taxpayer/Fund Name                               Type of Organization   Organization    I.D. No.
------------------                               --------------------   ------------    --------
ING RUSSIA FUND, INC.                            Corporation            Maryland        22-3430284

ING SENIOR INCOME FUND                           Business Trust         Delaware        86-1011668

ING SMALLCAP OPPORTUNITIES FUND                  Business Trust         Massachusetts   04-2886856

ING VP EMERGING MARKETS FUND, INC.               Corporation            Maryland        06-1287459

ING VP NATURAL RESOURCES TRUST                   Business Trust         Massachusetts   22-2932678

ING VARIABLE PRODUCTS TRUST                      Business Trust         Massachusetts   N/A
ING VP Large Company Value Portfolio                                                    86-1028315
ING VP Convertible Portfolio                                                            86-1028318
ING VP Emerging Countries Portfolio                                                     86-1028317
ING VP Financial Services Portfolio                                                     86-1028316
ING VP Growth + Value Portfolio                                                         06-6396994
ING VP Growth Opportunities Portfolio                                                   06-6493759
ING VP High Yield Bond Portfolio                                                        06-6396995
ING VP International Portfolio                                                          86-1028314
ING VP International SmallCap Growth Portfolio                                          86-1028313
ING VP International Value Portfolio                                                    06-6453493
ING VP LargeCap Growth Portfolio                                                        86-1028309
ING VP MagnaCap Portfolio                                                               06-6493762
ING VP MidCap Opportunities Portfolio                                                   06-6493760
ING VP Research Enhanced Index Portfolio                                                06-6397003
ING VP SmallCap Opportunities Portfolio                                                 06-6397002

ING VARIABLE INSURANCE TRUST                     Business Trust         Delaware        N/A
ING VP Global Information Technology Portfolio                                          86-1037242
ING VP HighYield Bond Portfolio                                                         86-1037244
ING VP Worldwide Growth Portfolio                                                       25-6705433